UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022
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ARTIVION, INC.

(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

At Artivion, Inc.’s (the “Company” or “Artivion”) 2022 Annual Meeting of Stockholders held on May 18, 2022 (the “Annual Meeting”), Artivion’s stockholders elected each individual that was nominated for election as director of the Company to serve until the next annual meeting or until their successors are elected and qualified. The stockholders also (i) approved, by non-binding vote, the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, (ii) ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022, and (iii) approved the Artivion Amended and Restated Employee Stock Purchase Plan (the “A&R ESPP”). The A&R ESPP is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

(i)Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Ackerman	28,494,874	859,971	4,469,944
Daniel J. Bevevino	28,450,297	904,548	4,469,944
Marna P. Borgstrom	29,251,712	103,133	4,469,944
James W. Bullock	28,351,080	1,003,765	4,469,944
Jeffrey H. Burbank	26,570,787	2,784,058	4,469,944
J. Patrick Mackin	28,885,536	469,309	4,469,944
Jon W. Salveson	28,285,905	1,068,940	4,469,944
Anthony B. Semedo	29,252,188	102,657	4,469,944

(ii)Approval, by non-binding vote of the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,062,876	1,133,526	158,443	4,469,944

(iii)Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022

Votes For	Votes Against	Votes Abstain
33,489,060	333,088	2,641

(iv)Approval of the Artivion Amended and Restated Employee Stock Purchase Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
29,262,833	83,501	8,511	4,469,944

Item 9.01(d)	Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1	Artivion, Inc. Amended and Restated Employee Stock Purchase Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022

ARTIVION, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President and Chief Financial Officer